                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21552

                 J.P. Morgan Access Multi-Strategy Fund, L.L.C.
               (Exact name of registrant as specified in charter)

                                 245 Park Avenue
                               New York, NY 10167
               (Address of principal executive offices) (Zip code)

                              Frank J. Nasta, Esq.
                     J.P. Morgan Investment Management Inc.
                                 245 Park Avenue
                               New York, NY 10167
                     (Name and address of agent for service)

                                    Copy to:
                             Richard Horowitz, Esq.
                                   Dechert LLP
                           1095 Avenue of the Americas
                               New York, NY 10036

        Registrant's telephone number, including area code: 212-648-1953

                        Date of fiscal year end: March 31

                  Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.
               (FORMERLY J.P. MORGAN MULTI-STRATEGY FUND, L.L.C.)

                              FINANCIAL STATEMENTS

                  For the six months ended September 30, 2010
                                  (Unaudited)

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund's Private Placement Memorandum. This document, although required to be filed with the SEC, may not be copied, faxed or otherwise distributed to the general public.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                              Financial Statements
                  For the six months ended September 30, 2010
                                  (Unaudited)

                                    CONTENTS

Schedule of Investments...........................................................     1
Statement of Assets, Liabilities and Members' Capital.............................     4
Statement of Operations...........................................................     5
Statements of Changes in Members' Capital.........................................     6
Statement of Cash Flows...........................................................     7
Financial Highlights..............................................................     8
Notes to Financial Statements.....................................................     9
Directors and Officers Biographical Data..........................................    21
Special Member Meeting Results....................................................    26
Board Approval of New Investment Management Agreement and Sub-Advisory Agreement..    28

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short- term performance. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investors interests, when redeemed, may be worth more or less than original cost.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                            Schedule of Investments
                               September 30, 2010
                                   (Unaudited)

                                                                                     % OF
                                                                                   MEMBERS'
INVESTMENT FUND                                       COST ($)    FAIR VALUE ($)    CAPITAL      LIQUIDITY
---------------                                      ----------   --------------   --------   --------------
DIVERSIFIED
DKR Sound Shore Oasis Fund, L.P. (a)                     88,628        238,332       0.15     In Liquidation
Evolution M Fund, L.P. (a)                              806,954        745,834       0.46     In Liquidation
Hudson Bay Fund L.P. (a)                              6,408,734      8,491,051       5.22        Quarterly
Och-Ziff Domestic Partners II, L.P.                  12,000,000     12,156,000       7.47        Quarterly
QVT Associates II Holdings Ltd. (a)                     332,582        385,541       0.24     In Liquidation
QVT Associates II, L.P. (a)                           6,290,204      5,957,391       3.65        Quarterly
                                                     ----------     ----------      -----
TOTAL                                                25,927,102     27,974,149      17.19
                                                     ----------     ----------      -----
EVENT DRIVEN - CORE
Apollo Asia Opportunity Fund, L.P. (b)                  818,034      1,025,050       0.62       Side Pocket
Deephaven Event Fund LLC (b)                            393,133        107,762       0.07     In Liquidation
Paulson Partners Enhanced, L.P. (b)                   3,888,093      4,370,196       2.69      Semi-Annually
Taconic Opportunity Fund, L.P. (b)                    2,536,794      2,714,500       1.67        Quarterly
Tyrus Capital Event Fund, L.P. (b)                    3,600,000      3,889,304       2.39        Quarterly
ValueAct Capital Partners, L.P. (c)                   4,180,872      4,797,226       2.95       Side Pocket
                                                     ----------     ----------      -----
TOTAL                                                15,416,926     16,904,038      10.39
                                                     ----------     ----------      -----
EVENT DRIVEN - DISTRESSED
Aurelius Capital Partners Fund, L.P. (d)              4,800,000      5,470,286       3.36      Semi-Annually
Caspian Capital Partners, L.P. (d)                    5,400,000      6,438,417       3.96        Quarterly
Senator Global Opportunity Fund, L.P. (b)             2,815,334      3,292,524       2.02        Quarterly
Strategic Value Restructuring Fund, L.P. (d)          1,951,884        874,779       0.53       Side Pocket
SVRF (Onshore) Holdings LLC (d)                       1,128,865      1,198,083       0.74     In Liquidation
York Credit Opportunities Fund, L.P.                  4,000,000      4,064,000       2.50        Quarterly
                                                     ----------     ----------      -----
TOTAL                                                20,096,083     21,338,089      13.11
                                                     ----------     ----------      -----
LONG/SHORT EQUITIES
Black Bear Fund I, L.P.                                  90,769        114,140       0.07     In Liquidation
Broadway Gate Onshore Fund, L.P.                      3,100,000      3,237,393       1.99        Quarterly
Copper River Partners, L.P. (e)                         319,237         84,308       0.05     In Liquidation
Deerfield Partners, L.P.                              5,329,880      7,452,345       4.58      Semi-Annually
Eastern Advisor, L.P.                                   283,054        637,322       0.39       Side Pocket
Egerton Capital Partners, L.P.                        3,760,511      4,622,261       2.84        Quarterly
Geosphere Fund, L.P.                                  2,400,000      2,478,269       1.52        Quarterly
Glenview Institutional Partners, L.P. (f)             3,322,799      3,691,784       2.27        Quarterly
Icarus Partners, L.P. (e)                             3,000,000      1,622,093       1.00        Quarterly
Kingsford Capital Partners L.P. (e)                   1,420,224      1,310,521       0.80        Quarterly
Pelham Long/Short Fund, L.P.                          2,973,681      3,300,656       2.03         Monthly
Pennant Windward Fund, L.P. (f)                       3,372,071      3,871,941       2.38        Quarterly
PMA Prospect US Feeder Fund, LLC                          7,739         18,488       0.01     In Liquidation
Standard Global Equity Partners SA, L.P.              4,000,000      4,195,060       2.58        Quarterly
                                                     ----------     ----------      -----
TOTAL                                                33,379,965     36,636,581      22.51
                                                     ----------     ----------      -----
OPPORTUNISTIC/MACRO
Black River Commodity Multi-Strategy Fund, LLC (a)      797,644        835,539       0.51      Side-Pocket
Brevan Howard, L.P. (f)                               3,756,207      5,540,527       3.40         Monthly
Caxton Global Investments USA, LLC                    4,000,000      4,045,200       2.49        Quarterly
D.E. Shaw Oculus Fund LLC (a)                         1,892,961      4,277,319       2.63        Quarterly
Discus Feeder Partners Ltd. (f)                       3,010,406      2,920,927       1.79         Monthly
Red Kite Metals Fund, LLC                             2,302,701      1,881,513       1.16        Quarterly
Tenor Opportunity Fund Ltd. (a),(f)                   3,503,605      3,980,320       2.45        Quarterly
The Blenheim Fund, LLC                                2,916,955      3,046,067       1.87         Monthly
Viridian Fund, L.P. (a),(f)                           3,437,835      3,379,963       2.08        Quarterly
Whiteside Energy Domestic L.P. (a),(f)                1,388,057      2,088,470       1.28        Quarterly
                                                     ----------     ----------      -----
TOTAL                                                27,006,371     31,995,845      19.66
                                                     ----------     ----------      -----

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                               September 30, 2010
                                   (Unaudited)

                                                                             % OF
                                                                            MEMBERS'
INVESTMENT FUND                                COST ($)    FAIR VALUE ($)   CAPITAL      LIQUIDITY
---------------                              -----------   --------------   --------   --------------
RELATIVE VALUE
BAM Opportunity Fund SPV, LLC                    332,912        313,764        0.19    In Liquidation
BAM Opportunity Fund, L.P.                     2,473,876      2,141,656        1.32       Quarterly
Centar Select, L.P.                            1,812,579      1,927,911        1.18    In Liquidation
Chestnut Fund Ltd.                               131,483        147,857        0.09    In Liquidation
D.E. Shaw Composite Fund, LLC                  4,670,650      4,616,914        2.84      Side Pocket
Good Hill SPV, Ltd. (d)                          213,659        210,600        0.13      Side Pocket
Knighthead Domestic Fund, L.P. (d)             3,324,999      3,900,301        2.40       Quarterly
Magnetar Capital Fund, L.P.                      768,431        468,339        0.28      Side-Pocket
Magnetar Risk Linked Fund (US) Ltd.            2,274,484      2,127,027        1.31    In Liquidation
Magnetar SPV LLC                                 444,881        523,517        0.32    In Liquidation
Magnetar Structured Credit Fund, L.P.          4,400,000      5,243,305        3.22       Quarterly
Marathon Credit Opportunity Fund, L.P. (d)     1,206,882      1,231,683        0.76       Quarterly
Orchard Centar, L.P. (d)                       1,060,654      1,223,962        0.75       Quarterly
Plainfield 2009 Liquidating LLC (d)            2,059,146      1,346,085        0.83    In Liquidation
Waterfall Eden Fund, L.P. (d)                  4,108,192      3,201,440        1.97      Side Pocket
Waterfall Victoria Fund, L.P. (d)              1,272,598      1,546,054        0.95     Semi-Annually
                                             -----------    -----------      ------
TOTAL                                         30,555,426     30,170,415       18.54
                                             -----------    -----------      ------
TOTAL INVESTMENTS                            152,381,873    165,019,117      101.40
                                                            ===========
Other Assets, less Other Liabilities                         (2,272,485)      (1.40)
                                                            -----------      ------
MEMBERS' CAPITAL                                            162,746,632      100.00
                                                            ===========      ======

(a) Security was reclassified from "Relative Value" strategy during the reporting period.

(b) Security was reclassified from "Merger Arbitrage/Event Driven" strategy during the reporting period.

(c) Security was reclassified from "Long/Short Equities" strategy during the reporting period.

(d) Security was reclassified from "Credit" strategy during the reporting period.

(e) Security was reclassified from "Short Selling" strategy during the reporting period.

(f) Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                               September 30, 2010
                                   (Unaudited)

            INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS

                                  (PIE CHART)

Event Driven - Core         10.24%
Event Driven - Distressed   12.93%
Diversified                 16.95%
Long/Short Equities         22.21%
Opportunistic/Macro         19.39%
Relative Value              18.28%

None of the Investment Funds are related parties. The management agreements of the general partners/managers provide for compensation to such general partners/managers in the form of management fees ranging from 1% to 3% annually of net assets and incentives of 15% to 30% of net profits earned.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

              Statement of Assets, Liabilities and Members' Capital
                               September 30, 2010
                                   (Unaudited)

ASSETS
Investments in investment funds, at fair value (cost $152,381,873)   $165,019,117
Cash                                                                   24,312,797
Investments paid in advance                                            55,400,000
Receivable for investment funds sold                                   14,102,143
Due from affiliate                                                         43,567
Prepaid expenses                                                           28,478
Interest receivable                                                           383
                                                                     ------------
   TOTAL ASSETS                                                       258,906,485
                                                                     ------------
LIABILITIES
Contributions received in advance                                      75,033,000
Tender offer proceeds                                                  20,514,896
Professional fees                                                         354,096
Management Fee                                                            161,644
Administration Fee                                                         22,820
Custody fees                                                               11,542
Credit facility fees                                                        6,000
Other accrued expenses                                                     55,855
                                                                     ------------
   TOTAL LIABILITIES                                                   96,159,853
                                                                     ------------
MEMBERS' CAPITAL                                                     $162,746,632
                                                                     ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                             Statement of Operations
                   For the six months ended September 30, 2010
                                   (Unaudited)

INVESTMENT INCOME
Interest                                                                 $     1,273
Other income                                                                   2,397
                                                                         -----------
   Total investment income                                                     3,670
                                                                         -----------
EXPENSES
Management Fee (Note 3)                                                    1,024,573
Professional fees                                                            219,050
Administration fees (Note 3)                                                 202,033
Manager Administrative Fee (Note 3)                                           95,882
Insurance                                                                     51,868
Credit facility fees                                                          28,094
Directors fees                                                                17,779
Custodian fees                                                                15,456
Interest                                                                       4,520
Other expenses                                                                11,610
                                                                         -----------
   Total expenses                                                          1,670,865
                                                                         -----------
Less: Waivers and/or Expense Reimbursements                                  (34,218)
                                                                         -----------
   Net Expenses                                                            1,636,647
                                                                         -----------
   NET INVESTMENT LOSS                                                    (1,632,977)
                                                                         -----------
REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENT FUND TRANSACTIONS
Net realized gain from investment fund transactions                        3,936,147
Net change in unrealized appreciation/depreciation on investment funds    (1,975,255)
                                                                         -----------
   Net realized and unrealized gain from investment fund transactions      1,960,892
                                                                         -----------
NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                 $   327,915
                                                                         ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                    Statements of Changes in Members' Capital

             For the six months ended September 30, 2010 (Unaudited)

                                                                            MANAGING    SPECIAL        OTHER
                                                                             MEMBER     MEMBERS       MEMBERS          TOTAL
                                                                            --------   ---------   -------------   -------------
FROM INVESTMENT ACTIVITIES
   Net investment loss                                                      $  (114)   $   (503)   $ (1,632,360)   $ (1,632,977)
   Net realized gain from investment fund transactions                          201         888       3,935,058       3,936,147
   Net change in unrealized appreciation/depreciation on investment funds       (66)       (293)     (1,974,896)     (1,975,255)
   Performance allocation                                                        --      45,836         (45,836)             --
                                                                            -------    --------    ------------    ------------
NET INCREASE/(DECREASE) IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS              21      45,928         281,966         327,915
FROM MEMBERS' CAPITAL TRANSACTIONS
   Capital contributions                                                         --          --      31,064,889      31,064,889
   Capital redemptions                                                           --          --     (37,665,250)    (37,665,250)
                                                                            -------    --------    ------------    ------------
NET INCREASE/(DECREASE) IN MEMBERS' CAPITAL DERIVED FROM CAPITAL
   TRANSACTIONS                                                                  --          --      (6,600,361)     (6,600,361)
                                                                            -------    --------    ------------    ------------
NET CHANGE IN MEMBERS' CAPITAL                                                   21      45,928      (6,318,395)     (6,272,446)
   MEMBERS' CAPITAL AT APRIL 1, 2010                                         11,434      90,361     168,917,283     169,019,078
                                                                            -------    --------    ------------    ------------
   MEMBERS' CAPITAL AT SEPTEMBER 30, 2010                                   $11,455    $136,289    $162,598,888    $162,746,632
                                                                            =======    ========    ============    ============

                        For the year ended March 31, 2010

                                                                            MANAGING    SPECIAL        OTHER
                                                                             MEMBER     MEMBERS       MEMBERS          TOTAL
                                                                            --------   ---------   -------------   -------------
FROM INVESTMENT ACTIVITIES
   Net investment loss                                                      $  (213)   $  (1,464)  $ (3,581,714)   $ (3,583,391)
   Net realized gain/(loss) from investment fund transactions                   (72)       1,926     (1,633,660)     (1,631,806)
   Net change in unrealized appreciation/depreciation on investment funds     1,260        5,915     21,800,583      21,807,758
   Performance allocation                                                        --      158,575       (158,575)             --
                                                                            -------    ---------   ------------    ------------
NET INCREASE/(DECREASE) IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS             975      164,952     16,426,634      16,592,561
FROM MEMBERS' CAPITAL TRANSACTIONS
   Capital contributions                                                         --           --     11,331,000      11,331,000
   Repurchase fee                                                                 2            9         31,377          31,388
   Capital redemptions                                                           --     (117,765)   (39,258,255)    (39,376,020)
                                                                            -------    ---------   ------------    ------------
NET INCREASE/(DECREASE) IN MEMBERS' CAPITAL DERIVED FROM CAPITAL
   TRANSACTIONS                                                                   2     (117,756)   (27,895,878)    (28,013,632)
                                                                            -------    ---------   ------------    ------------
NET CHANGE IN MEMBERS' CAPITAL                                                  977       47,196    (11,469,244)    (11,421,071)
   MEMBERS' CAPITAL AT APRIL 1, 2009                                         10,457       43,165    180,386,527     180,440,149
                                                                            -------    ---------   ------------    ------------
   MEMBERS' CAPITAL AT MARCH 31, 2010                                       $11,434    $  90,361   $168,917,283    $169,019,078
                                                                            =======    ========    ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                             Statement of Cash Flows
                   For the six months ended September 30, 2010
                                   (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital derived from operations                                        $    327,915
Adjustments to reconcile net increase in members' capital derived from operations to net cash used in operating activities:
   Purchases of investment funds                                                                 (31,955,523)
   Proceeds from disposition of investment funds                                                  39,287,973
   Net realized gain on investment fund transactions                                              (3,936,147)
   Net change in unrealized appreciation/depreciation on investment funds                          1,975,255
   Decrease in prepaid fees                                                                           19,414
   Increase in due from affiliate                                                                    (43,567)
   Increase in interest receivable                                                                      (156)
   Increase in investments paid in advance                                                       (55,400,000)
   Increase in receivable for investment funds sold                                               (4,928,587)
   Decrease in administration fees payable                                                           (84,401)
   Decrease in Management Fee payable                                                               (250,773)
   Increase in credit facility fees payable                                                            6,000
   Increase in custody fees payable                                                                   11,542
   Increase in Manager Administrative Fee payable                                                     22,820
   Increase in professional fees payable                                                               4,617
   Increase in other accrued expenses payable                                                         43,284
                                                                                                ------------
   NET CASH USED IN OPERATING ACTIVITIES                                                         (54,900,334)
                                                                                                ------------
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions, including change in contributions received in advance                     106,097,889
Capital redemptions, including change in tender offer proceeds payable                           (27,628,781)
Principal payment on loan                                                                         (1,850,000)
                                                                                                ------------
   NET CASH PROVIDED BY FINANCING ACTIVITIES                                                      76,619,108
                                                                                                ------------
NET INCREASE IN CASH                                                                              21,718,774
Cash at beginning of period                                                                        2,594,023
                                                                                                -------------
Cash at end of period                                                                           $ 24,312,797
                                                                                                =============
SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the year for interest                                                          $       7,937
                                                                                                =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.
                              Financial Highlights

RATIOS AND OTHER FINANCIAL HIGHLIGHTS

The following represents the ratios to average net assets and other financial highlights information for Members' Capital other than the Managing Member and the Special Member.

                                  FOR THE SIX
                                 MONTHS ENDED
                                 SEPTEMBER 30,                                  YEARS ENDED MARCH 31,
                                     2010             -------------------------------------------------------------------------
                                  (UNAUDITED)             2010           2009           2008           2007            2006
                                 -------------        ------------   ------------   ------------   ------------   -------------
TOTAL RETURN BEFORE PERFORMANCE
   ALLOCATION                            0.21%(a)             9.32%        (17.36%)         5.18%          6.33%          8.96%
PERFORMANCE ALLOCATION                  (0.03%)(a)           (0.09%)         0.00%         (0.23%)        (0.18%)        (0.42%)
                                 ------------         ------------   ------------   ------------   ------------   ------------
TOTAL RETURN AFTER PERFORMANCE
   ALLOCATION                            0.18%(a)             9.23%        (17.36%)         4.95%          6.15%          8.54%
RATIOS TO AVERAGE NET ASSETS:
   Expenses, before waivers              2.03%(c)(d)          1.94%          1.87%          1.82%          1.85%          2.30%(b)
   Expenses, net of waivers              1.99%(c)(d)          1.94%          1.87%          1.82%          1.85%          2.20%(b)
   Performance allocation                0.03%(a)             0.09%          0.00%          0.24%          0.20%          0.45%
                                 ------------         ------------   ------------   ------------   ------------   ------------
   Expenses, net of performance
      allocation and net of
      waivers                            2.02%(d)             2.03%          1.87%          2.06%          2.05%          2.65%
   Net investment loss, before
      waivers                           (2.03%)(c)(d)        (1.94%)        (1.82%)        (1.68%)        (1.61%)        (2.19%)(b)
   Net investment loss, net of
      waivers                           (1.99%)(c)(d)        (1.94%)        (1.82%)        (1.68%)        (1.61%)        (2.09%)(b)
   Portfolio turnover rate              19.47%               44.97%         23.76%         20.89%         34.88%         38.28%
Members' Capital applicable to
   Other Members                 $162,598,888         $168,917,283   $180,386,527   $148,750,929   $156,904,281   $127,184,066

THE ABOVE RATIOS AND TOTAL RETURNS ARE CALCULATED FOR OTHER MEMBERS TAKEN AS A WHOLE. AN INDIVIDUAL INVESTOR'S RETURN MAY VARY FROM THESE RETURNS BASED ON THE TIMING OF CAPITAL CONTRIBUTIONS AND PERFORMANCE ALLOCATION.

THE ABOVE EXPENSE RATIOS DO NOT INCLUDE THE EXPENSES FROM THE UNDERLYING FUND INVESTMENTS. HOWEVER, TOTAL RETURNS TAKE INTO ACCOUNT ALL EXPENSES.

(a)  Not annualized. .

(b) The prior Investment Manager and administrator waived fees and reimbursed expenses for the year ended March 31, 2006.

(c) The Investment Manager waived and/or reimbursed a portion of its fees for the period pursuant to the agreement between the Fund and the Investment Manager.

(d)  Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

Notes to Financial Statements September 30, 2010 (Unaudited)

1. ORGANIZATION

J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the "Fund"), formerly the J.P. Morgan Multi-Strategy Fund, L.L.C., was organized as a limited liability company on April 6, 2004 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Fund's investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds ("Investment Funds") that are managed by experienced third-party investment advisers ("Portfolio Managers") who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There can be no assurance that the Fund will achieve its investment objective.

J.P. Morgan Investment Management, Inc. ("JPMIM" or the "Investment Manager"), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan Chase"), is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Directors (the "Board"). The Investment Manager has in turn delegated substantially all investment authority and the allocation of the Fund's assets among the Investment Funds and other instruments to J.P. Morgan Private Investments Inc. (the "Sub-Advisor" or "JPMPI"), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase. The Sub-Advisor will allocate Fund assets among the Investment Funds and other investments that, in its view, represent attractive investment opportunities. The Investment Manager also serves as the Managing Member of the Fund (the "Managing Member").

Both the Investment Manager and the Sub-Advisor are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

2. SIGNIFICANT ACCOUNTING POLICIES

A. USE OF ESTIMATES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. VALUATION OF INVESTMENTS

The net asset value of the Fund is determined as of the last day of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund's investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

B. VALUATION OF INVESTMENTS (CONTINUED)

value. In accordance with these procedures, fair value as of each month-end ordinarily is the net asset value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation.

As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements. In the unlikely event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in "side pockets", sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds, the value of its investment could fluctuate.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.

Valuations reflected in this report are as of report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund's investments are summarized into the three broad levels listed below

     - Level 1 inputs are quoted prices in active markets for identical securities;

     - Level 2 inputs are other significant observable inputs (including the Investment Fund's ability to be redeemed at fair value at the reporting date);

     - Level 3 inputs are significant unobservable inputs and include restrictions on redemptions of the Investment Funds due to terms of the investment or gates, suspensions, etc. imposed by the investee.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

B. VALUATION OF INVESTMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input, by strategy, as presented on the Schedule of Investments:

                                   TOTAL FAIR
                                    VALUE AT
INVESTMENTS IN INVESTMENT FUNDS    09/30/2010    LEVEL 1      LEVEL 2       LEVEL 3
-------------------------------   ------------   -------   ------------   -----------
Diversified                       $ 27,974,149     $--     $ 20,647,051   $ 7,327,098
Event Driven - Core                 16,904,038      --       10,974,000     5,930,038
Event Driven - Distressed           21,338,089      --       19,265,227     2,072,862
Long/Short Equities                 36,636,581      --       35,782,323       854,258
Opportunistic/Macro                 31,995,845      --       31,160,306       835,539
Relative Value                      30,170,415      --       15,286,961    14,883,454
                                  ------------     ---     ------------   -----------
Total Investments                 $165,019,117     $--     $133,115,868   $31,903,249
                                  ============     ===     ============   ===========

The following is a summary for which significant unobservable inputs (Level 3) were used in determining fair value:

                                                                                            CHANGE IN
                                                           NET TRANSFERS     REALIZED      UNREALIZED        NET      BALANCE AS OF
                        BALANCE AS OF      STRATEGY       INTO AND/OR (OUT    GAIN /     APPRECIATION /  PURCHASES /  SEPTEMBER 30,
INVESTMENT STRATEGY    MARCH 31, 2010  RECLASSIFICATION*  OF) LEVEL 3 (a)     (LOSS)     (DEPRECIATION)    (SALES)        2010
---------------------  --------------  -----------------  ----------------  ----------   --------------  -----------  -------------
Credit                   $31,136,369     $(31,136,369)      $         --    $       --    $        --    $        --   $        --
Diversified                       --        9,422,150                          (59,367)      (119,762)    (1,915,923)    7,327,098
Event Driven - Core               --        1,413,107          4,458,860       (62,385)       496,070       (375,614)    5,930,038
Event Driven -
  Distressed                      --       14,226,610        (11,718,553)        5,030       (287,179)      (153,046)    2,072,862
Long/Short Equities       10,903,525          114,049         (9,906,583)     (583,180)     1,668,633     (1,342,186)      854,258
Merger
  Arbitrage/Event          1,413,107       (1,413,107)                --            --             --             --            --
Opportunistic/Macro        6,475,124        6,513,863        (12,098,941)        1,788        (29,265)       (27,030)      835,539
Relative Value            34,428,498          973,746        (15,228,710)    1,094,627     (1,546,657)    (4,838,050)   14,883,454
Short Selling                114,049         (114,049)                --            --             --             --            --
                         -----------     ------------       ------------    ----------    -----------    -----------   -----------
Total                    $84,470,672     $         --       $(44,493,927)   $  396,513    $   181,840    $(8,651,849)  $31,903,249
                         ===========     ============       ============    ==========    ===========    ===========   ===========

* The strategy reclassification reflects a change in the classifications of investments as determined by the Sub-advisor.

(a) Transferred from Level 2 to Level 3, or Level 3 to Level 2 due to liquidity provisions considered by the Fund.

The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period. Transfers from Level 2 to Level 3 were primarily related to the change in liquidity terms of the underlying Investment Funds during the reporting period. Transfers from level 3 to level 2 were primarily related to the expiration of lock-up periods imposed by the underlying Investment Funds.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

B. VALUATION OF INVESTMENTS (CONTINUED)

The change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2010, which were valued using significant unobservable inputs (Level 3) was as follows:

                             NET CHANGE IN
                               UNREALIZED
INVESTMENTS IN               APPRECIATION/
INVESTMENT FUNDS            (DEPRECIATION)
-------------------------   --------------
Diversified                  $  (119,762)
Event Driven - Core              496,071
Event Driven - Distressed       (287,179)
Long / Short Equities             40,954
Opportunistic / Macro            (29,264)
Relative Value                (1,438,444)
                             -----------
Total                        $(1,337,624)
                             ===========

DIVERSIFIED

Portfolio Managers utilizing this strategy use two or more of the below strategies. Investment Funds within this strategy are generally subject to 30 - 90 day redemption notice periods. Investment Funds representing approximately
7.1 percent of the fair value of the investments in this strategy are in side pockets or liquidating trusts. The remaining approximately 92.9 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date.

EVENT DRIVEN - CORE

Portfolio Managers utilizing this strategy invest in securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company's financial structure or operating strategy. Risk management and hedging techniques are typically employed by the Portfolio Managers to protect the portfolio from deals that fail to materialize. In addition, accurately forecasting the timing of a transaction is an important element affecting the realized return. The use of leverage varies. Investment Funds within this strategy are generally subject to 60 - 90 day redemption notice periods. Investment Funds representing approximately 12.2 percent of the fair value of the investments in this strategy are in side pockets or liquidating trusts. The remaining approximately 87.8 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date.

EVENT DRIVEN - DISTRESSED

Portfolio Managers utilizing this strategy invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and sub-performing bank loans, and emerging market debt. Portfolios are usually concentrated in debt instruments. The Portfolio Managers differ in their preference for

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

B. VALUATION OF INVESTMENTS (CONTINUED)

EVENT DRIVEN - DISTRESSED (CONTINUED)

actively participating in the workout and restructuring process and the extent to which they use leverage. Investment Funds within this strategy are generally subject to 60 - 95 day redemption notice periods. Investment Funds representing approximately 4.0 percent of the fair value of the investments in this strategy are in side pockets or liquidating trusts. The remaining approximately 96.0 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date.

LONG/SHORT EQUITIES

Portfolio Managers utilizing this strategy make long and short investments in equity securities that are deemed by the Portfolio Managers to be under or overvalued. The Portfolio Managers typically do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). The Portfolio Managers may specialize in a particular industry or may allocate holdings across industries. Although the strategy is more commonly focused on U.S. markets, a growing number of Portfolio Managers invest globally. Portfolio Managers in this strategy usually employ a low to moderate degree of leverage. Investment Funds within this strategy are generally subject to 30 - 90 day redemption notice periods. Investment Funds representing approximately 2.4 percent of the fair value of the investments in this strategy are in side pockets or liquidating trusts. The remaining approximately 97.6 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date.

OPPORTUNISTIC/MACRO

Portfolio Managers utilizing this strategy invest in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture. Most Portfolio Managers utilizing this strategy rely on a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures and options are often used for hedging and speculation in order to quickly position a portfolio to profit from changing markets. The use of leverage varies considerably. Investment Funds within this strategy are generally subject to 45 - 95 day redemption notice periods. Investment Funds representing approximately 2.3 percent of the fair value of the investments in this strategy are in side pockets or liquidating trusts. The remaining approximately 97.7 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date.

RELATIVE VALUE

Portfolio Managers utilizing this strategy make simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). The

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

B. VALUATION OF INVESTMENTS (CONTINUED)

RELATIVE VALUE (CONTINUED)

Portfolio Managers attempt to neutralize long and short positions to minimize the impact of general market movements. Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. The types of instruments traded vary considerably depending on the Portfolio Manager's relative value strategy. Because the strategy attempts to capture relatively small mispricings between two related securities, moderate to substantial leverage is often employed to produce attractive rates of return. Investment Funds within this strategy are generally subject to 45 - 180 day redemption notice periods. Investment Funds representing approximately 34.3 percent of the fair value of the investments in this strategy are in side pockets or liquidating trusts. The remaining approximately 65.7 percent of the Investment Funds have either initial redemption dates commencing in the future or they can be redeemed with no restrictions as of the measurement date.

Any restriction noted above was imposed at various points throughout the year, at the discretion of the underlying Investment Funds and the time at which the restriction might lapse cannot be estimated.

C. DISTRIBUTIONS FROM INVESTMENT FUNDS

Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the Investment Fund as a return of capital. Once the investment's cost is received, any further distributions are recognized as realized gains.

D. INCOME RECOGNITION AND SECURITY TRANSACTIONS

Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds are included as unrealized appreciation or depreciation in the Statement of Operations.

E. FUND EXPENSES

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

F. INCOME TAXES

The Fund intends to operate and has elected to be treated as a partnership for federal income tax purposes. Accordingly, no provision for the payment of federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

The Investment Manager evaluates tax positions taken or expected to be taken in the course of preparing the Fund's financial statements to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions with respect to tax at the Fund level not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expense will significantly change in the next twelve months. The Investment Manager's conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

The Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended September 30, 2010, the Fund did not incur any interest or penalties.

G. CASH

Cash represents deposits held in an interest bearing account at PNC Bank, N.A. ("PNC"). Amounts in excess of the insurance limit of the Federal Deposit Insurance Corporation ("FDIC") are subject to counter party credit risk should PNC be unable to fulfill its obligations.

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

The Fund has entered into an investment management agreement (the "Investment Management Agreement") with the Investment Manager, effective August 25, 2010. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee of 1.25% per year (the "Management Fee"), payable monthly at the rate of 1/12 of 1.25% of the month- end capital account balance of each Member, before giving effect to repurchases, Repurchase Fees (if any, as defined below) or the Performance Allocation (as defined below), but after giving effect to the Fund's other expenses. The Management Fee is an expense paid out of the Fund's assets. The Management Fee is paid monthly in arrears within 20 days after the end of each month. For the period August 25, 2010 through September 30, 2010, the Management Fee paid to JPMIM totaled $225,291, of which $34,218 was waived.

The Investment Manager, on behalf of the Fund, has entered into an investment sub-advisory agreement, dated August 25, 2010, with JPMPI. For its services as sub-advisor, the Investment Manager pays JPMPI a monthly sub-advisory fee of 1.10% of the month end capital balance of each Member of the Fund.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

The Sub-Advisor is the special member of the Fund (the "Special Member"). The Special Member is entitled to all incentive-based performance allocations, if any, from Members' accounts.

Prior to August 25, 2010, the Fund's investment manager was J.P. Morgan Alternative Asset Management, Inc. (the "Prior Investment Manager"), a corporation formed under the laws of the State of Delaware and an affiliate of JPMorgan Chase. The Prior Investment Manager provided advisory and other services. In consideration for such management services, the Fund paid the Investment Manager a monthly management fee equal to 0.1042% (approximately 1.25% on an annualized basis) and an additional administrative services fee of 0.0125% per month (0.15% on an annualized basis) of end of month Members' Capital. On August 18, 2010, the Members approved various changes to the management of the Fund, including authorizing JPMIM to serve as the Investment Manager and J.P. Morgan Private Investments Inc. ("JPMPI") to serve as the Sub-Advisor. For the period April 1, 2010 through August 24, 2010, the Management Fee and Manager Administrative Fee paid to the Prior Investment Manager totaled $799,282 and $95,882 respectively, none of which was waived.

Pursuant to an Administration Agreement dated August 25, 2010, JPMorgan Funds Management, Inc. ("JPMFM" or the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the "Administration Fee") monthly at the annual rate of 0.15% of the Fund's average daily net assets. For the period August 25, 2010 through September 30, 2010, the Administration Fee paid to JPMFM totaled $27,027, none of which was waived.

Effective August 25, 2010, BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") serves as the Fund's Sub-administrator (the "Sub -administrator"). For its services as Sub-administrator, BNY Mellon receives a portion of the fees payable to the Administrator. Prior to August 25, 2010, the Fund had an administration agreement with BNY Mellon, whereby BNY Mellon provided fund accounting, investor services and transfer agency functions for the Fund. As compensation for services set forth herein that were rendered by BNY Mellon during the term of this Agreement, the Fund paid BNY Mellon an annual fee ranging from 0.035% to 0.075% of the Fund's average net assets, with a minimum monthly fee of $5,250 for administration and accounting, an annual fee of 0.015% of the Fund's average net assets, with a minimum monthly fee of $3,334 for regulatory administration services, and an annual fee for Member services of $150 per Member, with a minimum monthly fee of $1,000. For the period April 1, 2010 through August 24, 2010, administration fees paid to BNY Mellon totaled $175,006, none of which were waived. The amount paid directly to BNY Mellon by the Fund for these services is included in Administration fees on the Statement of Operations.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

PFPC Trust Company ("PFPC Trust"), which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as custodian of the Fund's assets and provides custodial services to the Fund. As compensation for services, the Fund pays PFPC Trust an annual fee of 0.005% of the Fund's average gross assets, with a minimum monthly fee of $795.

The Investment Manager or an affiliate of the Investment Manager have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses as well as any Performance Allocation) exceed 1.92% on an annualized basis of the Fund's net assets as of the end of each month.

Prior to August 25, 2010, the Fund and the Prior Investment Manager had contractually agreed to waive fees, and if necessary, reimburse expenses in respect of the Fund for each fiscal year that the agreement was in place so that the total operating expenses of the Fund (excluding interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses of the Fund as well as any Performance Allocation) did not exceed 2.30% on an annualized basis of the Fund's net assets as of the end of each month.

Certain officers of the Fund are affiliated with the Advisor and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

Effective August 25, 2010, the Fund adopted a Director Deferred Compensation Plan (the "Plan") which allows the Independent Directors to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. LINE OF CREDIT

From time to time, the Fund may borrow cash from a major institution under a credit agreement up to a maximum of 10 % of the Fund's total assets with a cap of $8 million. Interest is payable on any outstanding balance at LIBOR plus Margin (1.90%). During the six months ended September 30, 2010, the Fund had 31 days during the period in which it utilized the credit facility. During those 31 days, the average borrowings outstanding of approximately $2,382,258 at an average interest rate of 2.19%. There was no loan payable outstanding on September 30, 2010. Credit facility fees incurred for the six months ended September 30, 2010 amounted to $28,094, which is included in the Statement of Operations.

5. SECURITY TRANSACTIONS

Aggregate purchases and sales of Investment Funds for the six months ended September 30, 2010 amounted to $31,955,523 and $39,287,973, respectively.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

At September 30, 2010, the estimated cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation on investments was $19,160,256 and gross unrealized depreciation was $6,523,012, resulting in net unrealized appreciation of $12,637,244.

6. CONTRIBUTIONS, REDEMPTIONS, AND PERFORMANCE ALLOCATION

Generally, initial and additional subscription for interests by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for interests in the Fund. The initial acceptance for subscriptions for Interests was August 1, 2004 (the "Initial Closing Date"). After the Initial Closing Date, the Fund generally accepts subscriptions for interests ("Interests") as of the first day of each month.

The Fund from time to time may offer to repurchase Interests pursuant to written tenders by Members. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager and the Managing Member expect to typically recommend to the Board that the Fund offer to repurchase Interests from Members of up to 25% of the Fund's net assets quarterly, effective as of the last day of March, June, September, and December. A 1.5% repurchase fee (the "Repurchase Fee") payable to the Fund will be charged for repurchases of Members' Interests at any time prior to the day immediately preceding the one-year anniversary of a Member's purchase of its Interests. For the six months ended September 30, 2010, the Fund did not charge any Repurchase Fees to Members.

At the end of each Allocation Period of the Fund, any net capital appreciation or net capital depreciation of the Fund (both realized and unrealized), as the case may be, is allocated to the capital accounts of all of the Members (including the Special Member and the Managing Member) in proportion to their respective opening capital account balances for such Allocation Period. The initial "Allocation Period" began on the Initial Closing Date, with each subsequent Allocation Period beginning immediately after the close of the preceding Allocation Period. Each Allocation Period closes on the first to occur of (1) the last day of each month, (2) the date immediately prior to the effective date of (a) the admission of a new Member or (b) an increase in a Member's capital contribution, (3) the effective date of any repurchase of Interests, or (4) the date when the Fund dissolves.

At the end of each calendar year, each Member's return on investment for the year is determined and a portion of the net capital appreciation allocated to each Member's capital account during the year (the "Performance Allocation"), net of the Member's allocable share of the Management Fee and the Manager Administrative Services Fee, equal to 10% of the portion of such net capital appreciation that exceeds the Preferred Return (as defined below) will be reallocated to the capital account of the Special Member. The "Preferred Return" is equal to the 3-month U.S. Treasury Bill yield (as defined below) for each month during the relevant calendar year (or any shorter period of calculation). The "3-month U.S. Treasury Bill yield" for any month shall equal one-twelfth of the annual yield for the 3-month U.S. Treasury Bill for the first business day of the then current calendar quarter as set forth in the U.S. Federal Reserve Statistical Release H.15(519) under the caption "Treasury constant maturities", or if such measurement is not available, such other source as the Managing Member may determine appropriate in its discretion.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

No Performance Allocation is made, however, with respect to a Member's capital account until any cumulative net capital depreciation previously allocated to such Member's capital account plus any Management Fees and Manager Administrative Service Fees charged to such capital account (the "Loss Carryforward") have been recovered. Any Loss Carryforward of a Member is reduced proportionately to reflect the repurchase of any portion of that Member's Interest. Upon a repurchase of an Interest (other than at the end of a calendar year) from a Member, a Performance Allocation will be determined and allocated to the Special Member, and in the case of any repurchase of a partial Interest, on a "first in - first out" basis (i.e., the portion of the Interest being repurchased and the amount with respect to which the Performance Allocation is calculated) will be deemed to have been taken from the first capital contribution of such Member (as such contribution has been adjusted for net capital appreciation or depreciation, Management Fees, Manager Administrative Services Fees and other expenses) until it is decreased to zero and from each subsequent capital contribution until such contribution (as adjusted) is decreased to zero.

As of December 31, 2009, $117,764 was reallocated to the capital account of the Special Member. As of March 31, 2010 and September 30, 2010 additional amounts of $620 and $2,968, respectively, were reallocated to the capital account of the Special Member resulting from Members tendering Interests for repurchase as of such dates. Based upon profits for the period January 1, 2010 to September 30, 2010, the additional Performance Allocation that would be reallocated to the Special Member is $86,027. This amount is subject to change as Performance Allocations occur at the end of each calendar year.

7. RISK EXPOSURE

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund's risk of loss in these Investment Funds is limited to the value of the Fund's investments in the Investment Funds.

In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Interests. The Investment Funds provide for periodic redemptions ranging from monthly to annually, and may be subject to various lock-up provisions and early withdrawal fees.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

The Investment Manager may invest the Fund's assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause Members to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

9. CONCENTRATIONS

One or more affiliate of the Fund's Investment Manager have investment discretion with respect to their client's holdings in the Fund, which collectively represent a significant portion of the Fund's assets. Significant Member transactions, if any, may impact the Fund's performance.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

Directors and Officers Biographical Data (unaudited)

The business of the Fund is managed under the direction of the Board of Directors. Subject to the provisions of the operating agreement and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility. The Directors and officers of the Fund, their ages and descriptions of their principal occupations during the past five years are listed below.

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
NAME (YEAR OF BIRTH)                         PRINCIPAL OCCUPATION(S) DURING        FUND COMPLEX
POSITIONS WITH                                         THE PAST                    OVERSEEN BY         OTHER DIRECTORSHIPS HELD
THE FUND                                               5 YEARS                     DIRECTOR(1)               BY DIRECTOR
-------------------------------------   ---------------------------------------   -------------   ---------------------------------
INDEPENDENT DIRECTORS
William J. Armstrong                    Retired; CFO and Consultant,                    141       None.
(1941); Director since 2010.            EduNeering, Inc. (internet business
                                        education supplier) (2000--2001); Vice
                                        President and Treasurer, Ingersoll-Rand
                                        Company (manufacturer of industrial
                                        equipment) (1972--2000).

John F. Finn                            Chairman (1985-present), President and          141       Director, Cardinal Health, Inc
(1947); Director since 2010.            Chief Executive Officer, Gardner, Inc.                    (CAH)(1994--present);
                                        (supply chain management company                          Director, Greif, Inc. (GEF)
                                        serving industrial and consumer                           (industrial package products and
                                        markets) (1974--present).                                  services) (2007-present).

Dr. Matthew Goldstein                   Chancellor, City University of New              141       Director, New Plan Excel (NXL)
(1941); Director since 2010.            York (1999--present); President,                          (1999-2005); Director, National
                                        Adelphi University (New York)                             Financial Partners (NFP) (2003-
                                        (1998--1999).                                             2005); Director, Bronx-Lebanon
                                                                                                  Hospital Center; Director, United
                                                                                                  Way of New York City (2002-
                                                                                                  present).

Robert J. Higgins                       Retired; Director of Administration of          141       None.
(1945); Director since 2010.            the State of Rhode Island (2003--2004);
                                        President -- Consumer Banking and
                                        Investment Services, Fleet Boston
                                        Financial (1971--2001).

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
NAME (YEAR OF BIRTH)                         PRINCIPAL OCCUPATION(S) DURING        FUND COMPLEX
POSITIONS WITH                                         THE PAST                    OVERSEEN BY         OTHER DIRECTORSHIPS HELD
THE FUND                                               5 YEARS                     DIRECTOR(1)               BY DIRECTOR
-------------------------------------   ---------------------------------------   -------------   ---------------------------------
Peter C. Marshall                       Self-employed business consultant               141       Director, Center for Deaf and
(1942); Director since 2010.            (2000--2008); Senior Vice President,                      Hard of Hearing (1990-present).
                                        W.D. Hoard, Inc. (corporate parent of
                                        DCI Marketing, Inc.) (2000--2002);
                                        President, DCI Marketing, Inc. (1992--
                                        2000).


Marilyn McCoy*                          Vice President of Administration and            141       Trustee, Carleton College
(1948); Director since 2010.            Planning, Northwestern University                         (2003--present).
                                        (1985--present).


William G. Morton, Jr.                  Retired; Chairman Emeritus (2001--              141       Director, Radio Shack Corp.
(1937); Director since 2010.            2002), and Chairman and Chief                             (1987-2008); Trustee, Stratton
                                        Executive Officer, Boston Stock                           Mountain School (2001--
                                        Exchange (1985-- 2001).                                   present).


Robert A. Oden, Jr.                     Retired; President, Carleton College            141       Trustee, American University in
(1946); Director since 2010.            (2002--2010); President, Kenyon                           Cairo (1999-present); Trustee,
                                        College (1995--2002).                                     Carleton College (2002-2010).


Fergus Reid, III                        Chairman, Joe Pietryka Inc. (formerly,          141       Trustee, Morgan Stanley Funds
(1932); Director since 2010.            Lumelite Corporation) (plastics                           (165 portfolios) (1992--present).
                                        manufacturing) (2003--present);
                                        Chairman and Chief Executive Officer,
                                        Lumelite Corporation (1985--2002).


Frederick W. Ruebeck                    Consultant (2000-present); Advisor, JP          141       Trustee, Wabash College
(1939); Director since 2010.            Greene & Associates, LLC (broker-                         (1988--present); Chairman,
                                        dealer) (2000--2009); Chief Investment                    Indianapolis Symphony
                                        Officer, Wabash College (2004--                           Orchestra Foundation (1994--
                                        present); Director of Investments, Eli                    present).
                                        Lilly and Company
                                        (pharmaceuticals)(1988--1999).


James J. Schonbachler                   Retired; Managing Director of Bankers           141       None.
(1943); Director since 2010.            Trust Company (financial services)
                                        (1968--1998).

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
NAME (YEAR OF BIRTH)                         PRINCIPAL OCCUPATION(S) DURING        FUND COMPLEX
POSITIONS WITH                                         THE PAST                    OVERSEEN BY         OTHER DIRECTORSHIPS HELD
THE FUND                                               5 YEARS                     DIRECTOR(1)               BY DIRECTOR
-------------------------------------   ---------------------------------------   -------------   ---------------------------------
INTERESTED DIRECTORS
Frankie D. Hughes ** (1952); Director   President and Chief Investment Officer,         141       Trustee, The Victory Portfolios
since 2010.                             Hughes Capital Management, Inc. (fixed                    (2000-2008).
                                        income asset management) (1993-
                                        present).

Leonard M. Spalding, Jr. ***            Retired; Chief Executive Officer, Chase         141       Director, Glenview Trust
(1935); Director since 2010.            Mutual Funds (investment company)                         Company, LLC (2001--present);
                                        (1989--1998); President and Chief                         Trustee, St. Catharine College
                                        Executive Officer, Vista Capital                          (1998--present); Trustee,
                                        Management (investment management)                        Bellarmine University (2000--
                                        (1990--1998); Chief Investment                            present); Director, Springfield-
                                        Executive, Chase Manhattan Private                        Washington County Economic
                                        Bank (investment management)                              Development Authority (1997--
                                        (1990--1998).                                             present); Trustee, Catholic
                                                                                                  Education Foundation (2005--
                                                                                                  present).

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Directors serves currently includes eleven registered investment companies (141 funds).

* Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase, has served as a member of the Board of Trustees of Northwestern University since 2005. J.P. Morgan Investment Management, Inc., investment manager to the Fund, is a wholly-owned subsidiary of JPMorgan Chase.

** Ms. Hughes is treated as an "interested person" based on the portfolio holdings of clients of Hughes Capital Management, Inc.

*** Mr. Spalding is treated as an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Director serves for an indefinite term, subject to the Fund's current retirement policy, which is age 75 for all Directors, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012. The Board of Directors decides upon general policies and is responsible for overseeing the business affairs of the Fund.

     The contact address for each of the Directors is 245 Park Avenue, New York, NY 10167.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

NAME (YEAR OF BIRTH),                                          PRINCIPAL OCCUPATION(S) DURING THE PAST
POSITIONS HELD WITH THE FUND                                                  5 YEARS
----------------------------                         ---------------------------------------------------------
OFFICERS
Patricia A. Maleski                                  Managing Director, JPMorgan Investment Management and
(1960); President and Chief Administrative Officer   Chief Administration Officer, JPMorgan Investment
(2010)                                               Management - Retail and Institutional Pooled Vehicles
Treasurer and Principal Financial Officer of the     since 2010; Previously Head of Funds Administration and
Trusts from 2008 to 2010                             Board Liaison J.P. Morgan Funds. Ms. Maleski has been
                                                     with JPMorgan Chase & Co. since 2001.

Joy C. Dowd                                          Vice President, JPMorgan Funds Management, Inc. since
(1972); Treasurer and Principal Financial Officer    December 2008; prior to joining JPMorgan Chase, Ms. Dowd
(2010)                                               worked in MetLife's investments audit group from 2005
Assistant Treasurer from 2009 to 2010                through 2008, and Vice President of Credit Suisse, in the
                                                     audit area from 1999 through 2005.

Frank J. Nasta                                       Managing Director and Associate General Counsel, JPMorgan
(1964); Secretary (2010)                             Chase since 2008; Previously, Director, Managing
                                                     Director, General Counsel and Corporate Secretary, J. &
                                                     W. Seligman & Co. Incorporated; Secretary of each of the
                                                     investment companies of the Seligman Group of Funds and
                                                     Seligman Data Corp.; Director and Corporate Secretary,
                                                     Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman                                  Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was
(1953); Chief Compliance Officer (2010)              head of Fund Administration - Pooled Vehicles from 2000
                                                     to 2004. Mr. Ungerman has been with JPMorgan Chase & Co.
                                                     since 2000.

Paul L. Gulinello                                    Vice President and Anti Money Laundering Compliance
(1950); AML Compliance Officer (2010)                Officer for JPMorgan Asset Management Americas,
                                                     additionally responsible for privacy, personal trading
                                                     and Code of Ethics compliance since 2004. Mr. Gulinello
                                                     has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley                                   Vice President, JPMorgan Funds Management, Inc. since
(1964); Controller (2010)                            July 2008; prior to joining JPMorgan Chase, Mr. Tansley
                                                     worked for General Electric, as Global eFinance Leader in
                                                     GE Money from 2004 through 2008 and Vice President and
                                                     Controller of GE Asset Management from 1998.

Elizabeth A. Davin                                   Vice President and Assistant General Counsel, JPMorgan
(1964); Assistant Secretary (2010)*                  Chase since 2005; Senior Counsel, JPMorgan Chase
                                                     (formerly Bank One Corporation) from 2004 to 2005;
                                                     Assistant General Counsel and Associate General Counsel
                                                     and Vice President, Gartmore Global Investments, Inc.
                                                     from 1999 to 2004.

Jessica K. Ditullio                                  Vice President and Assistant General Counsel, JPMorgan
(1962); Assistant Secretary (2010)*                  Chase since 2005; Ms. Ditullio has served as an attorney
                                                     with various titles for JPMorgan Chase (formerly Bank One
                                                     Corporation) since 1990.

John T. Fitzgerald                                   Vice President and Assistant General Counsel, JPMorgan
(1975); Assistant Secretary (2010)                   Chase since 2005; Associate, Willkie Farr & Gallagher LLP
                                                     (law firm) from 2002 to 2005.

Gregory S. Samuels                                   Vice President and Assistant General Counsel, JPMorgan
(1980); Assistant Secretary (2010)                   Chase since 2010; Associate, Ropes & Gray (law firm) from
                                                     2008 to 2010; Associate, Clifford Chance LLP (law firm)
                                                     from 2005 to 2008.

Brian L. Duncan                                      Vice President, JPMorgan Funds Management, Inc. since
(1965); Assistant Treasurer (2010)*                  June 2007; prior to joining JPMorgan Chase, Mr. Duncan
                                                     worked for Penn Treaty American Corporation as Vice
                                                     President and Controller from 2004 through 2007 and
                                                     Assistant Vice President of Financial Reporting from
                                                     2003-2004.

Jeffrey D. House                                     Vice President, JPMorgan Funds Management, Inc. since
(1972); Assistant Treasurer (2010)*                  July 2006; formerly, Senior Manager of Financial Services
                                                     of BISYS Fund Services, Inc. from December 1995 until
                                                     July 2006.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

NAME (YEAR OF BIRTH),                                          PRINCIPAL OCCUPATION(S) DURING THE PAST
POSITIONS HELD WITH THE FUND                                                  5 YEARS
----------------------------                         ---------------------------------------------------------
Laura S. Melman                                      Vice President, JPMorgan Funds Management, Inc. since
(1966); Assistant Treasurer (2010)                   August, 2006, responsible for Taxation; Vice President of
                                                     Structured Products at The Bank of New York Co., Inc.
                                                     from 2001 until 2006.

Francesco Tango                                      Vice President, JPMorgan Funds Management, Inc. since
(1971); Assistant Treasurer (2010)                   January 2003: Associate, JPMorgan Funds Management, Inc.
                                                     since 1999.

     The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*    The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
     43240.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

Special Member Meeting Results (unaudited)

The Fund held a special meeting of Members on August 18, 2010, for the purpose of considering and voting upon the following proposals:

The results of voting were as follows (by number of shares):

PROPOSAL 1: FOR NOMINEES TO THE BOARD OF DIRECTORS

WILLIAM J. ARMSTRONG
   In Favor                157,351,451
   Withheld                    395,968
JOHN F. FINN
   In Favor                157,351,451
   Withheld                    395,968
DR. MATTHEW GOLDSTEIN
   In Favor                157,351,451
   Withheld                    395,968
ROBERT J. HIGGINS
   In Favor                157,351,451
   Withheld                    395,968
FRANKIE D. HUGHES
   In Favor                157,351,451
   Withheld                    395,968
PETER C. MARSHALL
   In Favor                157,351,451
   Withheld                    395,968
MARILYN MCCOY
   In Favor                157,351,451
   Withheld                    395,968
WILLIAM G. MORTON, JR.
   In Favor                157,351,451
   Withheld                    395,968
ROBERT A. ODEN, JR.
   In Favor                157,351,451
   Withheld                    395,968
FERGUS REID, III
   In Favor                157,351,451
   Withheld                    395,968
FREDERICK W. RUEBECK
   In Favor                157,351,451
   Withheld                    395,968
JAMES J. SCHONBACHLER
   In Favor                157,351,451
   Withheld                    395,968
LEONARD M. SPALDING, JR.
   In Favor                157,351,451
   Withheld                    395,968

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

PROPOSAL 2A: TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH J.P. MORGAN INVESTMENT MANAGEMENT INC. TO TAKE EFFECT ON AUGUST 25, 2010. THE PROPOSAL WAS APPROVED AND THE NEW INVESTMENT MANAGEMENT AGREEMENT TOOK EFFECT ON AUGUST 25, 2010.

In Favor   157,104,034
Against        643,385

PROPOSAL 2B: TO APPROVE A NEW SUB -ADVISORY AGREEMENT BETWEEN J.P. MORGAN INVESTMENT MANAGEMENT INC. AND J.P. MORGAN PRIVATE INVESTMENTS INC. TO TAKE EFFECT ON AUGUST 25, 2010. THE PROPOSAL WAS APPROVED AND THE NEW SUB-ADVISORY AGREEMENT TOOK EFFECT ON AUGUST 25, 2010.

In Favor   157,104,034
Against        643,385

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

Board Approval of New Investment Management Agreement and Sub-Advisory Agreement (unaudited)

At multiple meetings of the Board of Directors ("Board") in May and June 2010, the Board reviewed and considered the proposal to replace the current Board with the same directors who supervise and oversee the funds in the J.P.Morgan Funds Complex, and the proposed New Investment Management Agreement and Sub-Advisory Agreement to determine whether they should be approved with respect to the Fund (collectively, the "Internal Reorganization"). Pursuant to the proposed New Investment Management Agreement, J.P. Morgan Investment Management Inc. ("JPMIM") would replace J.P. Morgan Alternative Asset Management Inc. ("JPMAAM") to provide or procure investment management services on behalf of the Fund, and JPMIM would retain J.P. Morgan Private Investment Inc. ("JPMPI") to provide sub-advisory services to the Fund. Following their review and consideration, the Board determined that the proposed New Investment Management Agreement and the Sub-Advisory Agreement will enable Members of the Fund to obtain high quality services at a cost that is appropriate, reasonable and in their best interests. The Board, including the Independent Directors, approved the New Investment Management Agreement and the Sub-Advisory Agreement for the Fund and the appointment of JPMIM as the Fund's new investment manager and JPMPI as the Fund's sub-adviser.

In reaching its decision, the Board requested information from, and was furnished information by, JPMAAM, JPMIM and JPMPI, as each deemed reasonably necessary for the Board to evaluate the New Investment Management Agreement and the Sub-Advisory Agreement for the Fund. The Board evaluated a number of factors and considerations listed below that it believed, in light of its own business judgment, to be relevant to its determination.

1. The Board considered the reputation, financial strength and resources of JPMIM, one of the world's leading independent global investment management firms, the strength of JPMIM's resources and investment capabilities and the client-focused Member services offered by JPMIM.

2. The Board noted that the Fund would continue to be managed by a JPMorgan Asset Management affiliate.

3. The Board noted that entering into the Sub-Advisory Agreement with JPMPI will give the Fund access, at least comparable to the Fund's current access under the investment management agreement with JPMAAM ("Current Investment Management Agreement"), to portfolio managers and investment personnel who have specialized hedge fund expertise in performing research and due diligence on hedge fund advisers, the ability to monitor the performance of hedge fund advisers and identify new investment opportunities, and in portfolio management of hedge fund assets.

4. The Board noted that the management fee payable to JPMIM and the performance allocation payable to JPMPI will be the same as are currently in effect for the Fund. The Board also noted that JPMIM would not receive the 0.15% per year administrative services fee currently being paid to JPMAAM because all administrative services would be provided a new administrator, JPMorgan Funds Management Inc. ("JPMFM"), and the current administrator PNC Global Investment Services (U.S.) Inc., ("PNC"). JPMFM, an affiliate of JPMIM and JPMPI, will be entitled to receive a similar

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

Board Approval of New Investment Management Agreement and Sub-Advisory Agreement (unaudited) (continued)

0.15% per year fee for its administrative services. The Board considered the allocation of services and fees between JPMFM and PNC, to the extent PNC would be providing sub-administration services after the Internal Reorganization, and concluded that JPMFM would not receive inappropriate benefits from the new arrangements.

5. The Board noted the undertaking by JPMAAM or its affiliates to assume all of the costs and expenses of preparing, printing, and mailing a proxy statement and related solicitation expenses, and certain other expenses directly attributable to the Internal Reorganization. In determining the obligation to waive advisory fees and/or reimburse expenses, the following is not taken into account: (i) interest, (ii) taxes, (iii) extraordinary or non-routine items, and (iv) expenses that the Fund has incurred but did not actually pay because of an offset arrangement.

During the Board's extensive review process, the Board, including the Independent Directors, considered, among other things, the following factors: the terms and conditions of the proposed New Investment Management Agreement, including the differences from the Current Investment Management Agreement; and the nature, scope and quality of services that JPMIM and JPMPI are expected to provide to the Fund, including compliance services. The Board evaluated all information available to them. The Board also based its decision on the following considerations, among others, although they did not identify any that was all important or controlling of its discussions, and each Director attributed different weights to the various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by JPMIM and JPMPI under the New Investment Management Agreement and Sub-Advisory Agreement, including portfolio management and investment research. The Board was advised that there was no expected diminution in the nature, quality and extent of advisory services provided to the Fund. The Board considered the experience of the J.P. Morgan Funds Complex with JPMIM, as the primary investment adviser of those funds, and JPMPI, which has provided investment advisory services with respect to certain of those funds. The Board received information about JPMIM's and JPMPI's significant experience with respect to alternative investment strategies and diligence of hedge fund investments, and the substantial resources, including personnel, that each could provide with respect to the Fund. The Board was informed that personnel of JPMAAM would remain available informally to provide any requested support during the transition.

The Board reviewed and considered the qualifications of, and met with, the personnel proposed to serve as portfolio managers. The Board discussed the transition with the President of the J.P. Morgan Funds Complex, and met with certain board members of the J.P. Morgan Funds Complex to review, among other things, information from them about their experience in having JPMIM and JPMPI provide investment advisory services with respect to the J.P. Morgan Funds Complex. The Board reviewed information about JPMIM's approach to risk management and related processes. The Board also reviewed and considered the qualifications of the senior administrative managers and other key personnel of JPMIM, JPMPI, and JPMFM, which are proposed to provide administrative services to the Fund.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

Board Approval of New Investment Management Agreement and Sub-Advisory Agreement (unaudited) (continued)

PERFORMANCE, FEES AND EXPENSES OF THE FUND. The Board noted that JPMIM and JPMPI had not yet begun providing services to the Fund and, therefore, concluded that the Fund's past performance was not a factor they needed to address with respect to the approval of the New Investment Management Agreement and Sub-Advisory Agreement. The Board considered the capabilities of JPMIM and JPMPI with respect to managing similar funds, and noted that it had previously considered comparative and competitive fund fee information. The Board noted the complexity of comparing fees that include a performance-based component. The Board also considered that management fees would not increase under the New Investment Management Agreement, that the performance allocation would not increase and that the administrative services fee payable under the Current Investment Management Agreement would remain the same but be payable to JPMFM. Furthermore, the Board asked for and JPMIM agreed to provide a one-year contractual undertaking that will limit the total expense ratio of the Fund to 1.92%. This expense limitation will be in effect for the period beginning August 25, 2010 to August 24, 2011. This expense limitation will terminate on August 25, 2011 unless renewed by JPMIM and JPMPI. The Board was informed that the fee arrangements were not expected to have a material effect on the profitability of JPMIM or JPMPI.

PORTFOLIO TURNOVER/TAX CONSEQUENCES. The Board considered that after the Effective Date, it is anticipated that JPMIM and/or JPMPI will make changes to the Fund's investments, which could result in greater portfolio turnover than if the Current Investment Manager had continued to manage the Fund's investments. Any such increase in portfolio turnover could have an adverse tax consequence for Members. The Board received information that portfolio management parameters would be maintained with a view to reducing the risk of disruption during the transition to the new portfolio managers.

ECONOMIES OF SCALE. The Board considered the benefits that the Members of the Fund may be afforded as a result of anticipated economies of scale in that the Fund would be distributed as part of J.P. Morgan's Global Access platform, with an intended result of greater Fund assets, although such a result cannot be assured. The Board acknowledged certain breakpoints in the fees applicable to certain of the fund administration arrangements, and that certain expenses such as directors' fees will be shared with the J.P. Morgan Funds Complex, which do not relate directly to an investment advisory agreement but are savings that can be attributed to the Internal Reorganization overall. The Board also considered, as noted above, the one-year expense limitation agreement. Finally, the Board asked JPMIM to consider the merits of a management fee arrangement that provides for reduced fees at higher Fund asset levels (commonly known as breakpoints), and considered JPMIM's response that JPMIM did not believe breakpoints were common or appropriate in this market and that fee levels could be reassessed as Fund assets grew.

OTHER BENEFITS OF THE RELATIONSHIP. The Board considered other benefits to JPMIM, JPMPI and their affiliates that may be derived from their relationship with the Fund and other funds advised by JPMIM, such as potential benefits to the relationships between the JPMorgan Private Bank and its clients who seek alternative investment opportunities through the "Global Access" suite of products in which the Fund would be included.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

Board Approval of New Investment Management Agreement and Sub-Advisory Agreement (unaudited) (continued)

RESOURCES OF JPMIM AND JPMPI. The Board considered whether JPMIM and JPMPI are financially sound and have the resources necessary to perform their obligations under the New Investment Management Agreement and the Sub-Advisory Agreement, respectively, noting assurances that each has the financial resources necessary to fulfill its obligations under the New Investment Management Agreement and the benefits to the Fund of such a relationship. The Board reviewed information about the currently proposed federal financial reform legislation and its potential effects on the Fund. JPMAAM and JPMIM both indicated to the Board that they did not currently expect a material adverse effect on the Fund's management from the legislation. The Board also acknowledged that such effects could not be fully anticipated as the legislation was not yet in final form, and any implementing rules of the SEC or other regulators would not be issued for some time after enactment of the legislation.

GENERAL CONCLUSION. After considering and weighing all of the above factors, the Board, including the Independent Directors, unanimously concluded that it would be in the best interests of the Fund and its Members to approve the New Investment Management Agreement and the Sub-Advisory Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of multiple meetings, some of which were in executive session with only the Independent Directors and their counsel present.

                 J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

The Fund's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-648-1953, and (ii) on the Commission's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGEMENT TEAM

The senior portfolio management team of the Fund consists of Richard Madigan, Managing Director, Chief Investment Officer and Head of the J.P. Morgan Global Access Portfolios and the J.P. Morgan Access Funds; and Stephen Parker, Vice President of J. P. Morgan Chase Bank N.A. and an employee of J.P. Morgan Private Investments, Inc. The senior portfolio management team determines the asset allocation for the Fund among Portfolio Managers, Investment Funds and other investments. In addition to being the Chief Investment Officer for the J.P. Morgan Global Access Portfolios and J.P. Morgan Access Funds, Richard Madigan is also a senior member of the Strategy Team at the J.P. Morgan Private Bank responsible for the development of investment strategy, including tactical and strategic asset allocation for high net worth clients. Prior to joining J.P. Morgan in 2002, Mr. Madigan was Head of Emerging Markets Investments and Portfolio Manager at Offitbank, a New York-based wealth management boutique, from 1998-2002, where he managed in excess of $1 billion in both on and off-shore portfolios, including the firm's flagship emerging markets mutual fund. Mr. Parker has served as portfolio manager for the JPMorgan Global Access Portfolios since 2007. An employee since 2001, Mr. Parker previously worked on the Investment Strategy Team supporting the Chief Investment Officer of J.P. Morgan Private Bank.

OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by portfolio managers of the Fund as of September 30, 2010:

                                   Non-Performance Based Fee Advisory Accounts
                  ------------------------------------------------------------------------------
                    Registered Investment     Other Pooled Investment
                          Companies                  Vehicles                Other Accounts
                  ------------------------   ------------------------   ------------------------
                  Number of                  Number of                  Number of
                   Accounts   Total Assets    Accounts   Total Assets    Accounts   Total Assets
                  ---------   ------------   ---------   ------------   ---------   ------------
Richard Madigan       2        $1,826,408        8        $3,614,505        0            $0
Stephen Parker        2        $1,826,408        7        $3,281,924        0            $0

                                      Performance Based Fee Advisory Accounts
                  ------------------------------------------------------------------------------
                    Registered Investment    Other Pooled Investment
                          Companies                  Vehicles                Other Accounts
                  ------------------------   ------------------------   ------------------------
                  Number of                  Number of                  Number of
                   Accounts   Total Assets    Accounts   Total Assets    Accounts   Total Assets
                  ---------   ------------   ---------   ------------   ---------   ------------
Richard Madigan       0             $0           12       $4,606,349        0            $0
Stephen Parker        0             $0           12       $4,606,349        0            $0

POTENTIAL CONFLICTS OF INTEREST

The Investment Manager and Sub-Adviser provide investment management services to other clients, including other multi-manager funds and discretionary managed accounts, that follow investment programs substantially similar to that of the Fund. As a result, when a limited investment opportunity would be appropriate for the Fund and also for one or more of its other clients, the Investment Manager and Sub-Adviser will be required to choose among the Fund and such other clients in allocating such opportunity, or to allocate less of such opportunity to the Fund than the Investment Manager or Sub-Adviser would ideally allocate if it did not provide investment management services to other clients. In addition, the Investment Manager and/or Sub-Adviser may determine that an investment opportunity is appropriate for a particular client, or for itself or an affiliate, but not for the Fund. Situations may arise in which other client accounts managed by the Investment Manager and/or Sub-Adviser or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The Investment Manager and Sub-Adviser attempt to allocate limited investment opportunities among the Fund and their other client accounts in a manner they believe to be reasonable and equitable.

PORTFOLIO MANAGER COMPENSATION

The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the Funds' pre-tax performance is compared to the appropriate market peer group and to each Fund's benchmark index listed in the Fund's prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGEMENT TEAM

As of September 30, 2010, none of the persons involved in the management of the Fund's portfolio beneficially owns any interest in the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

When evaluating a person as a potential nominee to serve as an Independent Director, the Governance Committee of the Fund's Board of Directors may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Director; (iii) the contribution that the person can make to the Board and the J.P. Morgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person;
(v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the Investment Company Act of 1940, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Directors, officers, Members and other sources that the Governance Committee deems appropriate. The Governance

Committee will review nominees recommended to the Board by Members and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Fund at the Fund's principal business address.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) Effective August 25, 2010, J.P. Morgan Funds Management, Inc. and J.P. Morgan Private Investments Inc. became Administrator and Sub-Adviser, respectively, to the registrant and as a result, assumed responsibility for the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)).

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) J.P. Morgan Access Multi-Strategy Fund, L.L.C.


By (Signature and Title)* /s/ Patricia A. Maleski
                          ------------------------------------------------------
                          Patricia A. Maleski, Principal Executive Officer (principal executive officer)

Date December 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Patricia A. Maleski
                          ------------------------------------------------------
                          Patricia A. Maleski, Principal Executive Officer (principal executive officer)

Date December 9, 2010


By (Signature and Title)* /s/ Joy C. Dowd
                          ------------------------------------------------------
                          Joy C. Dowd, Principal Financial Officer
                          (principal financial officer)

Date December 9, 2010

* Print the name and title of each signing officer under his or her signature.